Exhibit 99.T3C

Dated [__], 2015

LBI h.f.
as Issuer

and

Wilmington Trust (London) Limited as Bond Trustee

and

Wilmington Trust, National Association, as U.S. Trustee

________________________________________________

Trust Deed

relating to LBI h.f. €[___]
Convertible Bonds due 2035

________________________________________________

Schedule 1 Form of U.S. Global Certificate

Schedule 2 Form of Non-U.S. Global Certificate

Schedule 3 Form of U.S. Definitive Certificate

Schedule 4 Form of Non-U.S. Definitive Certificate

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CROSS REFERENCE TABLE*

Trust Indenture Act Section	Trust Deed Section

310	(a)(1)	11.1
	(a)(2)	11.1
	(a)(3)	11.1
	(a)(4)	N.A.
	(a)(5)	11.1.3
	(b)	11.2; 11.5
	(c)	N.A.
311	(a)	11.8
	(b)	11.8
	(c)	N.A.
312	(a)	3.4
	(b)	13.3
	(c)	13.3
313	(a)	11.7
	(b)(1)	11.7
	(b)(2)	11.7
	(c)	11.7
	(d)	11.7
314	(a)	6.1.1
	(b)	N.A.
	(c)(1)	13.4
	(c)(2)	13.4
	(c)(3)	N.A.
	(d)	N.A.
	(e)	13.5
	(f)	N.A.
315	(a)	9.2.1
	(b)	11.6
	(c)	9.2.1
	(d)	9.4
	(e)	13.9
316	(a) (last sentence)	2.5
	(a)(1)(A)	13.6
	(a)(1)(B)	13.7
	(a)(2)	N.A.
	(b)	2.2
	(c)	13.11
317	(a)(1)	11.9
	(a)(2)	11.10
	(b)	13.10
318	(a)	14.7
N.A. means not applicable.

* This Cross Reference Table is not part of the Trust Deed.

i

THIS TRUST DEED is made on [___] 2015 between:

(1)	LBI h.f., a company (Registered Number: 540291-2259) incorporated in the Republic of Iceland having its registered office at Álfheimar 74, 104 Reykjavík (the “Issuer”); and

(2)
Wilmington Trust (London) Limited as “Bond Trustee”, to be referred to henceforth as “Trustee”, which expression includes all Persons for the time being the trustee or trustees of this Trust Deed, other than the “U.S. Trustee”; and

(3)	Wilmington Trust, National Association, a national banking association formed under the laws of the United States of America, as “U.S. Trustee”.

WHEREAS:

(A)
The Issuer has authorised the issue of €[__] Convertible Bonds due 2035 (the “Bonds”), pursuant to a Composition to be entered into between the Issuer and its creditors, under relevant provisions of Icelandic law.

(B)	The Trustee has agreed to act as trustee of this Trust Deed and the U.S. Trustee has agreed to act as a separate U.S. Trustee; in each case on the following terms and Conditions.

Now this Trust Deed witnesses and it his hereby declared as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Trust Deed, the following expressions have the following meanings:

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing;

“Agent(s)” means, in relation to the Bonds, the Principal Paying, Transfer and Conversion Agent, the Registrar, and any other Paying, Transfer and Conversion Agents or any of them;

“Appointee” means any delegate, agent, nominee or custodian appointed pursuant to the provisions of this Trust Deed;

“Articles of Association” means the articles of association of the Issuer adopted after the Effective Date in accordance with the terms of the Composition, as amended from time to time.

“Bankruptcy Act” means the Act on Bankruptcy, etc. No. 21 /1991 of the Republic of Iceland (as amended);

“Board of Directors” means the board of directors of the Issuer from time to time;

“Bond Custodian” means, if applicable, a custodian appointed by the Issuer to hold one or more Global Certificates on behalf of the Bondholders;

“Bondholder” means a person in whose name a Bond is registered in the register of bondholders (or, in the case of joint holders, the first named thereof) save that, (a) for as long as any of the Bonds are represented by a Global Certificate (other than in respect of payments of principal under the Bonds) held in a Clearing System, “Bondholder” means each person for the time being shown in the records of a Clearing System as the holder of a particular principal amount of such Bonds (in which regard, the Clearing System’s records setting out the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes) and such person shall be recognised as a beneficiary of the trusts established by this Trust Deed to the extent of the principal amount of the interest in the Bonds set out in such records of the Clearing System, as if such person was itself the holder of the Bonds in such principal amount (and the holder of the Bonds in respect of which the Global Certificate is issued shall not be so recognised to the same extent), and (b) if and for so long as any of the Bonds are represented by a Global Certificate (other than in respect of payments of principal) and interests in that Global Certificate are determined by entries of Bond Interests in a Register, “Bondholder” means each person for the time being registered as a holder of a Bond Interest in the Register, and that person shall be recognised as the beneficiary of the trusts established by this Trust Deed as if such person was the holder of Bonds in the aggregate principal amount of Bond Interests recorded in its name in the Register;

“Bond Interest” means, with respect to any Bond represented by a Global Certificate not held in a Clearing System, the beneficial interest in that Bond, as evidenced by the entry in respect of that Bond and its Bond Interests made in the Register;

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business and settle payments in London and Reykjavík and, in respect of any day on which a payment is to be made under or in respect of the Bonds, a day on which the Trans-European Automated Real Time Gross Settlement Express Transfer (TARGET2) System or any successor thereto is operating;

 “Clearing System” means any entity appointed by the Issuer, from time to time, to hold one or more Global Certificates (including through a custodian or nominee thereof) and to facilitate transfers of beneficial interests in the Global Certificates. The Clearing Systems may include Euroclear and/or Clearstream and/or any other system or platform for the clearing and/or settlement of securities;

“Clearstream, Luxembourg” means Clearstream Banking, sociétè anonyme;

“Close of Business” means 5:00 p.m., London time;

“Composition” means the composition pursuant to Chapter XXI of the Bankruptcy Act and Article 103A of the Financial Undertakings Act as concluded and approved by certain creditors of the Issuer and confirmed by the Icelandic courts in accordance with Article 60 of the Bankruptcy Act;

“Conditions” means the terms and conditions set out in the Schedules hereto, which may from time to time be modified in accordance with this Trust Deed, and, with respect to any Bonds represented by a Global Certificate, as modified by the provisions of such Global Certificate and any reference in this Trust Deed to a particular numbered Condition shall be construed accordingly;

“Contractual Currency” means, in relation to any payment obligation of any Bond, the currency in which that payment obligation is expressed and, in relation to Section 10.1 (Remuneration), Euros;

“Conversion Rights” means the rights of the Issuer or the Majority Bondholders to convert the Bonds into Ordinary Shares in the circumstances and upon the terms specified in the Conditions and the Articles of Association;

“Default” means any event which is (or after notice, passage of time or both would be) an Event of Default;

“Definitive Bonds” means the Bonds for the time being represented by definitive certificates in the form or substantially in the form set out in Schedule 3 and/or Schedule 4 and in accordance with Condition [1.1] (Form and Denomination);

“Director” means any Director of the Issuer from time to time;

“Disputed Claim” means a claim (or claims) for payment lodged in the winding-up proceedings of the Issuer in accordance with the provisions of Chapter XVIII of the Bankruptcy Act, in respect of which the treatment of such claim has been challenged either by that creditor or by any other creditor and which challenge has not been finally resolved either by the Icelandic courts or by agreement between the disputing parties;

“Effective Date” means the date the Composition becomes effective, which is 7 days after the date of an order of the District Court of Reykjavik, Iceland confirming the Composition is entered into or, if an appeal is lodged before such date, upon the final determination of the Supreme Court of Iceland;

“Euroclear” means Euroclear Bank SA/NV;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“Extraordinary Resolution” has the meaning set out in Annex 2 to the Conditions;

“Financial Undertakings Act” means Act No. 161/2002 on Financial Undertakings of the Republic of Iceland;

“Global Certificate” means a U.S. or Non-U.S. global certificate in registered form which will evidence the Bonds, substantially in the form set out in Schedule 1 and/or Schedule 2, and evidencing the registration of the person named therein in the Register;

“Issuer” means the party named as such in the first paragraph of this Trust Deed;

“Issue Date” means [___] 2016;

“Majority Bondholders” means Bondholders holding not less than 50% in principal amount of Bonds for the time being Outstanding;

“Officer” means any member of the Issuer’s Board of Directors;

“Officers’ Certificate” means a written certificate containing (but not limited to) the information specified in Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof, signed in the name of the Issuer by any two Officers, and delivered to the Trustee; provided, that, if such certificate is given pursuant to Section 6.1.12 (Compliance Certificates) hereof, (i) one of the Officers signing such certificate must be the Chief Executive Officer (or Co-Chief Executive Officer, as applicable) of the Issuer; and (ii) such certificate need not contain the information specified in Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof;

“Opinion of Counsel” means a written opinion, subject to customary exceptions, containing the information specified in Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof, from legal counsel satisfactory to the Trustee. The counsel may be an employee of, or counsel to, the Issuer who is satisfactory to the Trustee;

“Ordinary Shares” means ordinary (non-preferred) shares in the Issuer issued and allocated in accordance with the Composition, the Articles of Association and pursuant to the Conditions;

“Outstanding” means, in relation to the Bonds, all the Bonds issued other than:

(a)	those which have been redeemed in accordance with the Conditions, to the extent of such redemption;

(b)
those in respect of which each date for redemption in accordance with the provisions of the Conditions has occurred and for which the redemption moneys have either been (i) duly paid to the Trustee or the Principal Paying, Transfer and Conversion Agent in the manner provided for in the Paying, Transfer and Conversion Agency Agreement and remain available for payment in accordance with the Conditions or (ii) duly paid to Bondholders, set aside or satisfied by the Issuer pursuant to and in accordance with the provisions of Condition [8.1], to the extent of such redemption monies;

(c)	those which have been purchased and surrendered for cancellation as provided in Condition [7] and notice of the cancellation of which has been given to the Trustee;

(d)	those which have become void or those in respect of which claims have become prescribed under Condition [12] (Prescription);

(e)	those mutilated or defaced Bonds which have been surrendered or cancelled and in respect of which replacement Bonds have been issued pursuant to Condition [15] (Replacement of Bonds);

(f)
(for the purpose only of ascertaining the aggregate nominal amount of Bonds outstanding and without prejudice to the status for any other purpose of the relevant Bonds) those Bonds which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition [15] (Replacement of Bonds);

(g)	those in respect of which Conversion Rights have been exercised and all the obligations of the Issuer in relation thereto have been duly performed; and

(h)	each Global Certificate to the extent that it shall have been exchanged for Definitive Certificates pursuant to its provisions,

provided that for each of the following purposes, namely:

(i)	ascertaining the right to attend and vote at any meeting of Bondholders;

(ii)
the determination of how many and which Bonds are for the time being outstanding for the purposes of Section 7.1 (Legal Proceedings), Section 2.5 (Events of Default), Condition [14] (Meetings of Bondholders) and Annex 2 to the Conditions; and

(iii)
the exercise of any discretion, power or authority, whether contained in this Trust Deed or the Conditions or provided by law, which the Trustee is required or entitled, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or any of them,

Restricted Bonds and any other Bonds which are for the time being beneficially held by or are held on behalf of the Issuer and not yet cancelled shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

“Paying, Transfer and Conversion Agency Agreement” means, in relation to the Bonds, the paying, transfer and conversion agency agreement dated on or about the date hereof (as amended, supplemented and/or restated from time to time) appointing the initial Paying, Transfer and Conversion Agents and the Registrar and any other agreement for the time being in force appointing Successor paying transfer and conversion agents;

“Paying, Transfer and Conversion Agents” means the several institutions (including, where the context permits, the Principal Paying, Transfer and Conversion Agent) at their respective Specified Offices initially appointed pursuant to the Paying, Transfer and Conversion Agency Agreement and/or, if applicable, any Successor paying, transfer and conversion agents at their respective Specified Offices;

“Payment Date” means each scheduled date for repayment of principal on the Bonds in accordance with the Conditions;

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organisation, or government or any agency or political subdivision thereof;

“Principal Paying, Transfer and Conversion Agent” means, in relation to the Bonds, [_________] at its Specified Office in its capacity as principal paying, transfer and conversion agent in relation to the Bonds and any Successor Principal Paying, Transfer and Conversion Agent at its Specified Office;

“Register” means a Register of holders of Bonds and/or Bond Interests maintained by or on behalf of the Issuer;

“Registrar” means [________] at its specified office, in its capacity as Registrar and any successor or replacement thereof;

“Regular Record Date” means, with respect to any Payment Date or Unscheduled Payment Date for the payment of principal for any Bond, the first day of the month prior to such Payment Date;

“repay” includes “redeem” and vice versa and “repaid”, “repayable”, “repayment”, “redeemed”, “redeemable” and “redemption” shall be construed accordingly;

“Restricted Bonds” means any Bonds held in the Securities Escrow Account in anticipation or contemplation of a Disputed Claim.

“SEC” means the U.S. Securities and Exchange Commission;

“Securities Act” means the U.S. Securities Act of 1933, as amended;

“Securities Escrow Account” means the custody account established by the Issuer for the purpose of holding Bonds or Bond Interests issued in anticipation or contemplation of Disputed Claims;

“Specified Office” means, in relation to any Agent, either the office identified with its name in the Conditions or any other office notified to any relevant parties pursuant to the Paying Transfer and Conversion Agency Agreement;

“Successor” means, in relation to the Paying, Transfer and Conversion Agents, such other or further person as may from time to time be appointed by the Issuer pursuant to the Paying Transfer and Conversion Agency Agreement as an Agent;

“TIA” means the U.S. Trust Indenture Act of 1939;

“Trustee Acts” means the United Kingdom Trustee Act 1925 and the Trustee Act 2000.

“Trust Deed” means this Trust Deed and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto, all as from time to time modified in accordance with the provisions herein or therein contained and any other document executed in accordance with this Trust Deed (as from time to time so modified). For purposes herein, the term “Trust Deed” shall have the same meaning as “indenture” as defined under Section 303(a)(7) of the TIA;

“Trust Officer” means any officer within the corporate trust department of the Trustee or the U.S. Trustee, as the case may be (or any successor group of the Trustee or the U.S. Trustee, as the case may be), and also means, with respect to a particular corporate trust matter with respect to this Trust Deed, any other officer of the Trustee or the U.S. Trustee, as the case may be, to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, in each case with direct responsibility for the administration of this Trust Deed;

“Unscheduled Payment Date” means any unscheduled date for the repayment of principal on the Bonds in accordance with the Conditions;

“U.S. Bankruptcy Law” means Title 15, United States Code, or any similar U.S. federal or state law for the relief of debtors;

“Written Resolution” means a resolution in writing signed by or on behalf of the holders of not less than 75 per cent of the aggregate principal amount of Bonds outstanding whether contained in one document or several documents in the same for, each signed by or on behalf of one or more such Bondholders.

1.2	Principles of Interpretation

In this Trust Deed:

1.2.1	Statutory modification

any reference to a provision of any statute (including any U.S. federal statute and any Icelandic statute) shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

1.2.2	Tax

references to costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

1.2.3	Enforcement of rights

any reference to an action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdictions as shall most nearly approximate thereto;

1.2.4	Sections and schedules

any reference to a Schedule or a section, sub-section, paragraph or sub-paragraph is, unless otherwise stated, to a schedule hereto or a section, sub-section, paragraph or sub-paragraph hereof respectively;

1.2.5	Trust corporation

any reference to a trust corporation denotes a corporation entitled by rules made under the Public Trustee Act 1906 to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to act as trustee and carry on trust business under the laws of the country of its incorporation;

1.2.6	Will and shall

the word “will” shall be construed to have the same meaning and effect as the word “shall”; and

1.2.7	Gender

words denoting the masculine gender shall include the feminine gender also, words denoting individuals shall include companies, corporations and partnerships, words importing the singular number shall include the plural and, in each case, vice versa.

1.3	The Conditions

In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed.

1.4	Headings

The headings and sub-headings are for ease of reference only and shall not affect the construction of this Trust Deed.

1.5	The Schedules

The schedules are part of this Trust Deed and shall have effect accordingly.

2.	AMOUNT AND ISSUE OF THE BONDS AND COVENANT TO PAY

2.1	Amount of the Bonds

The aggregate principal amount of the Bonds is limited to an amount not exceeding €[___]. The Bonds are constituted by this Trust Deed.

2.2	Covenant to Pay

The Issuer covenants with the Trustee that it shall, as and when any principal on the Bonds issued by it becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in immediately available freely transferable funds in Euros, the principal amount of the Bonds becoming due for payment on that date provided that:

2.2.1
every payment of principal, in respect of such Bonds or any of them made to the Principal Paying, Transfer and Conversion Agent in the manner provided in the Paying, Transfer and Conversion Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant, except to the extent that there is default in the subsequent payment of cash to the relevant Bondholders in accordance with the Conditions; and

2.2.2
if any payment of principal in respect of such Bonds or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the relevant Bondholders or, if earlier, the seventh day after notice has been given to the relevant Bondholders in accordance with the Conditions that the full amount has been received by the Principal Paying, Transfer and Conversion Agent or the Trustee except, in the case of payment to the Principal Paying, Transfer and Conversion Agent, to the extent that there is failure in the subsequent payment to the Bondholders under the Conditions.

The Trustee will hold the benefit of this covenant and the covenant in Section 4 (Covenant to comply with the Trust Deed) on trust for the Bondholders in accordance with their respective interests.

2.3	Following an Event of Default

At any time after any Event of Default shall have occurred and is continuing in relation to the Bonds, the Trustee may (and shall, subject to Section 9.2.3 (Trustee’s Discretion), if instructed by the holders of at least one-quarter in aggregate principal amount of the then outstanding Bonds) or directed by an Extraordinary Resolution of the Bondholders:

2.3.1
by notice in writing to the Issuer, the Principal Paying, Transfer and Conversion Agent and the other Agents, require the Principal Paying, Transfer and Conversion Agent and the other Agents or any of them, until notified by the Trustee to the contrary, so far as permitted by any applicable law:

(i)
to act thereafter, until otherwise instructed by the Trustee, as Agents of the Trustee under the provisions of this Trust Deed on the terms provided in the Paying, Transfer and Conversion Agency Agreement (with consequential amendments as necessary and save that the Trustee’s liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Agents shall be limited to amounts for the time being held by the Trustee on trust under this Trust Deed in relation to the Bonds on the terms of this Trust Deed and available to the Trustee for such purpose) and thereafter to hold all Bonds and all sums, documents and records held by them in respect of the Bonds on behalf of the Trustee; and/or

(ii)
to deliver up all Bonds and all sums, documents and records held by them in respect of Bonds to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any document or record which the relevant Agent is obliged not to release by any law or regulation; and

2.3.2
by notice in writing to the Issuer require it to make all subsequent payments in respect of Bonds to or to the order of the Trustee and, with effect from the issue of any such notice, until such notice is withdrawn, sub-Section 2.2.1 to Section 2.2 (Covenant to Pay) and (so far as it concerns payments by the Issuer), Section 8.3 (Payments to Bondholders) shall cease to have effect.

2.4	Currency of Payments

All payments in respect of, under and in connection with this Trust Deed and the Bonds to the relevant Bondholders shall be made in Euros as required by the Conditions.

2.5	Events of Default

2.5.1	The following circumstances amount to events of default under the Conditions of the Bonds:

(i)	Failure to Pay or Deliver

the Issuer either (i) fails to make a payment of principal on any Payment Date, to the extent that such Available Cash exceeds the Distribution Threshold on the corresponding Determination Date and such failure continues for a period of seven days, or (ii) fails to deliver Ordinary Shares by the date falling ten Business Days after the relevant Conversion Date. For the avoidance of doubt, failure to make a payment of principal in respect of an Unscheduled Payment Date shall not constitute an Event of Default; or

(ii)	Breach of Obligations

the Issuer does not perform or comply, in any material respect, with any one or more of its other obligations under the Bonds, which default is incapable of remedy or, if capable of remedy, is not remedied within 60 days after the Issuer shall have received written notice of such default, provided by holders of not less than 25% of Bonds then outstanding; or

(iii)	Insolvency

the Issuer (a) is generally not paying, or admits or declares its inability to pay, its debts as they become due whether such admission or declaration stems from the Issuer or the Financial Supervisory Authority of Iceland (Icelandic: Fjármálaeftirlitið) or any other such regulator where the Issuer operates, (b) files, or consents by answer or otherwise to the filing against it, of a petition for relief or reorganisation or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganisation, moratorium or other similar law of any jurisdiction, (c) makes an assignment for the benefit of its creditors, (d) is subjected or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property (e) is adjudicated as insolvent or to be liquidated or (f) takes corporate action for the purpose of any of the foregoing, (g) becomes subject to winding up procedures, or any analogous procedure or step is taken in any jurisdiction; or

(iv)	Winding Up and Cessation of Business etc.

an order is made or a resolution is passed for the winding-up or dissolution of the Issuer, or an administrator or a liquidator or other similar person is appointed on respect of the Issuer or any of its respective material assets, or the Issuer has passed a special resolution to have itself wound up or has made an announcement or issued a notice to that effect, or the Issuer ceases or publicly announces an intention to cease to carry on all or substantially all of its business or operations; or

(v)	Unlawfulness

it is or will become unlawful for the Issuer to perform or comply with any of its obligations under the Bonds.

3.	THE BONDS

3.1	Global Certificates

3.1.1
The Bonds will initially be represented by Global Certificates in the principal amount of €[_____]. Bonds will be issued in accordance with the Conditions in registered form in minimum denominations of €1.

3.1.2
The Global Certificates, if eligible for admission into a Clearing System, will be registered in the name of, and deposited with, a custodian or common depositary (or nominee thereof) holding such Global Certificates on behalf of one or more relevant Clearing Systems. Each Global Certificate so delivered and registered shall be exchangeable, in accordance with its terms, for Definitive Certificates.

3.1.3
If the Global Certificates are not eligible for admission into a Clearing System, the Global Certificates shall be delivered to and registered in the name of a Bond Custodian, and the holder of each Bond Interest shall be recorded as such in a Register. Each Global Certificate so delivered to and registered in the name of the Bond Custodian shall be exchangeable, in accordance with its terms, (a) for Global Certificates eligible for admission into a Clearing System, or (b) for Definitive Certificates.

3.1.4	The Bonds evidenced by the Global Certificates shall be subject to their terms in all respects and entitled to the same benefits under this Trust Deed as Bonds evidenced by Definitive Certificates.

3.1.5	Title to the Bonds and, in the case of Global Certificates not held in a Clearing System, to Bond Interests, shall pass upon registration of transfers in accordance with the Conditions.

3.1.6
Bonds represented by Global Certificates shall be exchangeable and transferable only in accordance with, and subject to, the provisions of the applicable Global Certificates and the Conditions and, insofar only as concerns any Global Certificates which are deposited in a Clearing System, the rules and operating procedures of that Clearing System then in effect.

3.2	Definitive Certificates

Definitive Certificates (if any) will be substantially in the form set out in Schedule 3 and/or Schedule 4. Definitive Certificates (if any) will be endorsed with the Conditions.

3.3	Execution, Authentication and Delivery

In general, the Global Certificates will only be valid if executed by the Issuer and authenticated by the Registrar. The Global Certificates will be signed manually or in facsimile by a duly authorised person designated by the Issuer and will be authenticated manually by or on behalf of the Registrar. Definitive Certificates issued by the Issuer will be signed manually or in facsimile by two Directors of the Issuer and will be authenticated manually by or on behalf of the Registrar. The Issuer may use the facsimile signature of a person who at the date such signature was originally produced was such a duly authorised person even if at the time of issue and delivery of the Global Certificates or any Definitive Certificate, he no longer holds that office.

The Registrar or Issuer may also appoint an authenticating agent. If the Registrar appoints an authenticating agent and such authenticating agent is reasonably acceptable to the Issuer, such authenticating agent may authenticate a Global Certificate whenever the Registrar may authenticate such Global Certificate.

The Global Certificates and Definitive Certificates so executed and duly authenticated will be binding and valid obligations of the Issuer.

Upon the execution and delivery of this Trust Deed, the Issuer shall deliver to the Trustee an Officers’ Certificate as to the incumbency and specimen signatures of officers authorised to execute and deliver the Global Certificates or any Definitive Certificate and give instructions under this Section 3.3 and, as long as Bonds are outstanding under this Trust Deed, shall deliver a similar Officers’ Certificate each year on the anniversary of the date of the first such Officers’ Certificate.

3.4	Bondholder Lists

The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Bondholders. If the Trustee is not the Registrar, the Issuer will furnish to the Trustee, (i) within five (5) Business Days after each Regular Record Date, a list of the names and addresses of Holders as of such Regular Record Date; and (ii) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Issuer of such request, a list of the names and addresses of Holders as of no more than fifteen (15) days immediately prior to the date such list is furnished, in each case, in such form as the Trustee may reasonably require.

3.5	Issue

Issue and delivery of the Bonds shall be complete upon (i) the issue and delivery of the Global Certificates to a common depositary acting on behalf of the Clearing Systems or (ii) the issue and delivery of the Global Certificates to the Bond Custodian and the entry into the Register of the Bond Custodian as the holder of the Bonds, and of each holder of Bond Interests and/or the issue and delivery of Definitive Certificates and the entry into the Register of the name of each holder thereof.

3.6	Redemption

Upon full or partial redemption of any of the Bonds, for any reason, the Issuer shall ensure that a notation is made by the Registrar in the Register reflecting that redemption and, in the case of any Definitive Certificates then outstanding, the Definitive Certificates shall be surrendered to the Registrar and, in the case of a partial redemption, new Definitive Certificates shall thereupon be issued in the appropriate amounts.

3.7	Entitlement to Treat Holder as Owner

A holder of Bonds or Bond Interests will (save as otherwise required by law or specified in this Trust Deed or the Conditions) be treated as the absolute owner of each Bond or Bond Interest (as applicable) registered in its name in the Register for all purposes (whether or not the applicable Bond is overdue and regardless of any ownership, trust or any interest in it or any writing on or the theft or loss of the Definitive Certificates or the Global Certificates issued in respect of that Bond or relating to that Bond Interest), and no person shall be liable for so treating the holder.

4.	COVENANT TO COMPLY WITH THE TRUST DEED

4.1	Covenant

The Issuer hereby covenants with the Trustee to comply with those provisions of this Trust Deed and the Conditions which are expressed to be binding on it and to perform and observe the same. The Bonds are subject to the provisions contained in this Trust Deed all of which shall be binding upon the Issuer and the Bondholders and all persons claiming through or under them respectively.

4.2	Trustee may enforce Conditions

The Trustee and the U.S. Trustee (acting at the direction of the Trustee) shall each be entitled to enforce the obligations of the Issuer under the Bonds and the Conditions as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Bonds.

5.	COVENANTS RELATING TO CONVERSION AND THE ORDINARY SHARES

The Issuer hereby undertakes to and covenants with the Trustee that so long as any Conversion Right remains exercisable, it will observe and perform all its obligations under the Conditions and this Trust Deed with respect to Conversion Rights.

6.	GENERAL COVENANTS

6.1	The Issuer hereby covenants with the Trustee that, so long as any of the Bonds remain outstanding, it will:

6.1.1	Books of account

at all times keep and procure that all its books of account as may be necessary to comply with all applicable laws and so as to enable the financial statements of the Issuer to be prepared and allow the Trustee and any person appointed by it free access to the same at all reasonable times during normal business hours and to discuss the same with the Board of Directors of the Issuer;

6.1.2	Event of Default

give notice in writing to the Trustee forthwith upon becoming aware of any Event of Default and without waiting for the Trustee to take any further action;

6.1.3	Information

so far as permitted by applicable law, at all times give to the Trustee such information as it requires for the performance of its functions;

6.1.4	Execution of further documents

so far as permitted by applicable law, at all times execute all such further documents and do all such further acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to the provisions of this Trust Deed;

6.1.5	Notices to Bondholders

send or procure to be sent to the Trustee not less than five days prior to the date of publication, for the Trustee’s approval, one copy of each notice to be given to the Bondholders in accordance with the Conditions and not publish such notice without such approval and, upon publication, send to the Trustee two copies of such notice (such approval, unless so expressed, not to constitute approval for the purpose of Section 21 of the Financial Services and Markets Act 2000);

6.1.6	Notification of non-payment

use its reasonable endeavours to procure that the Principal Paying, Transfer and Conversion Agent notifies the Trustee forthwith in the event that it does not, on or before the due date for payment in respect of the Bonds (other than in circumstances where delivery of Ordinary Shares is to be made directly to the Bondholders in accordance with the Conditions) receive unconditionally the full amount in Euros payable on such due date on all such Bonds;

6.1.7	Notification of late payment or delivery

in the event of (a) the unconditional payment to the Principal Paying, Transfer and Conversion Agent or the Trustee, of any sum due in respect of any of the Bonds being made or satisfied after the due date for payment thereof, forthwith give notice to the Bondholders that such payment has been made, and/or (b) the late delivery of Ordinary Shares owed to the Bondholders in accordance with the Conditions, forthwith give notice to the Bondholders that such delivery has been made;

6.1.8	Notification of payment

not less than the number of days specified in the relevant Condition prior to the Payment Date in respect of any Bond give to the Trustee notice in writing of the amount of such payment pursuant to the Conditions and duly proceed to pay such Bonds accordingly;

6.1.9	Obligations of Agents

observe and comply with its obligations and use all reasonable endeavours to procure that the Agents observe and comply with all their obligations under the Paying, Transfer and Conversion Agency Agreement and notify the Trustee immediately it becomes aware of any material breach or failure by an Agent in relation to the Bonds; and

6.1.10	Payments

pay moneys payable by it to the Trustee and/or the U.S. Trustee hereunder without set off, counterclaim or deduction, unless otherwise compelled by law.

6.1.11	Periodic Reports

(i)
file, as applicable, with the Trustee within fifteen (15) days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports which the Issuer may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections under the Exchange Act, then file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(ii)
file, as applicable, with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Trust Deed as may be required from time to time by such rules and regulations; and

(iii)
transmit, as applicable, to the Bondholders, in the manner and to the extent required by the TIA, within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to this Section 6.1.11 as may be required by rules and regulations prescribed from time to time by the SEC.

6.1.12	Compliance Certificates

within ninety (90) days after the end of each fiscal year of the Issuer, beginning with the fiscal year ending on December 31, 2015, and upon a request from the Trustee at any other time, deliver to the Trustee an Officers’ Certificate, which Officers’ Certificate will state:

(i)
that the Officers signing such Officers’ Certificate have supervised a review of the activities of the Issuer with a view to determining whether the Issuer has kept, observed, performed and fulfilled its obligations under this Trust Deed during the preceding fiscal year; and

(ii)	to the best knowledge of each of the Officers signing such Officers’ Certificate—

(a)
whether the Issuer has kept, observed, performed and fulfilled each and every covenant contained in this Trust Deed and is not in default in the performance or observance of any of the Conditions or any obligations under this Trust Deed (without regard to any period of grace or requirement of notice provided under this Trust Deed) or, if one or more Defaults or Events of Default have occurred, what events triggered such Defaults or Events of Default and what actions the Issuer is taking or proposes to take with respect to such Defaults or Events of Default; and

(b)
whether any event has occurred and remains in existence by reason of which any payment of the principal of, or any delivery of any of the consideration due upon conversion of, a note is prohibited, and, if any such event has occurred and remains in existence, a description, in reasonable detail, of such event or events and what actions the Issuer is taking or proposes to take with respect to such event or events.

7.	ENFORCEMENT

7.1	Legal Proceedings

At any time after the occurrence of an Event of Default, the Trustee (and the U.S. Trustee at the direction of the Trustee and subject to Sections 10.1.10, 10.1.11 and 10.1.12 of this Trust Deed) may, at its discretion and without further notice, take such proceedings against the Issuer as it may think fit to enforce the terms of the Bonds and this Trust Deed on being so directed in writing by the holders of at least one-quarter in aggregate principal amount of the outstanding Bonds and it shall have been indemnified and/or prefunded and/or secured to its satisfaction against all liabilities, proceedings, claims and demands to which it may thereby become liable and all costs, charges and expenses which may be incurred by it in connection therewith, and provided that the Trustee shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Bondholders. Subject to Section 7 (Enforcement), only the Trustee may enforce the provisions of the Bonds or this Trust Deed and no Bondholder shall be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so pursuant to the above, fails to do so within a reasonable time and such failure is continuing.

7.2	Evidence of Default

If the Trustee (or any Bondholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding up or insolvency of the Issuer under this Trust Deed or under the Bonds, proof therein that as regards any specified Bond the Issuer is or was in default in paying any principal due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the Issuer is or was in the like default as regards all other Bonds in respect of which a corresponding payment is then due.

8.	APPLICATION OF MONEYS

8.1	Priority of Payments

All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will despite any appropriation of all or part of them by the Issuer (including any moneys which represent principal in respect of Bonds which have become void under the Conditions) be held by the Trustee on trust to apply them):

8.1.1
first, in payment or satisfaction of those costs, charges, expenses and liabilities properly incurred by the Trustee and the U.S. Trustee in the preparation and execution of the trusts of this Trust Deed (including remuneration of the Trustee and the U.S. Trustee) and also such sums as are payable to the Agents;

8.1.2	secondly, in or towards payment pari passu and rateably of all principal moneys due on or in respect of the Bonds;

8.1.3	thirdly, in or towards payment pari passu and rateably of all other amounts due and payable by the Issuer to the Bondholders pursuant to this Trust Deed and/or the Conditions; and

8.1.4	fourthly, the balance (if any) in payment to the Issuer;

and, without prejudice to the provisions of this Section 8.1, if the Trustee holds ay moneys which represent principal in respect of Bonds which have become void under the Conditions, the Trustee shall hold such moneys on the above trusts.

8.2	Authorised Investments

Any moneys which under this Trust Deed may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or in any other investments, whether similar to those aforesaid or not, which may be selected by the Trustee or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit and in such currency as the Trustee in its absolute discretion may determine and the Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise. If that bank or institution is the Trustee or an affiliate of the Trustee then it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Trustee shall not be responsible or liable for any losses which may result from such investments.

8.3	Payments to Bondholders

Any payment in cash or delivery of Ordinary Shares to be made in respect of the Bonds by the Issuer or the Trustee may be made in the manner provided in the Conditions and this Trust Deed and any payment so made shall be a good discharge to the extent of such payment by the Issuer or the Trustee (as the case may be).

8.4	Production of Bonds

Upon any payment under Section 8.3 (Payments to Bondholders) of principal, the Bond in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Principal Paying, Transfer and Conversion Agent by or through whom such payment is made and the Trustee shall in respect of a Bond, (a) in the case of part payment, enface or cause such Principal Paying, Transfer and Conversion Agent to enface a memorandum of the amount and date of payment thereon or (b) in the case of payment in full, cause such Bond to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

9.	TERMS OF APPOINTMENT

Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act. The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto.

By way of supplement to the TIA and the Trustee Acts, it is expressly declared as follows:

9.1	Reliance on Information

9.1.1	Advice

The Trustee may in relation to this Trust Deed act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert (whether obtained by the Trustee, the Issuer or any Agent or otherwise) and which advice or opinion may be provided on such terms (including as to limitations of liability) as the Trustee may consider in its sole discretion to be consistent with prevailing market practice with regard to advice or opinions of that nature and shall not be responsible for any loss, damage, expense or liability occasioned by the Trustee, acting in accordance with such opinion or advice or in accordance with what the Trustee, as the case may be, in good faith believes such opinion or advice to be; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, cablegram or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic;

9.1.2	Resolution of Bondholders

neither the Trustee nor U.S. Trustee shall be liable for acting upon any resolution purporting to be a Written Resolution or other resolution to have been passed at any meeting of the Bondholders in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution purporting to be a Written Resolution or to have been passed at any meeting or that for any reason the resolution was not valid or binding upon the Bondholders or that not all such Bondholders had signed the Written Resolution or (in the case of a direction or request) it was not signed by the requisite number of Bondholders;

9.1.3	Reliance on certification of Clearing System

Both the Trustee and the U.S. Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof and shall not be liable to the Issuer or any Bondholder by reason only of either having accepted as valid or not having rejected an original certificate or letter of confirmation purporting to be signed on behalf of any relevant Clearing System in relation to any matter;

9.1.4	Bondholders as a class

whenever in this Trust Deed the Trustee or U.S. Trustee is required in connection with any exercise of its powers, trusts, authorities (or, in the case of the Trustee and not the U.S. Trustee, discretions) to have regard to the interests of the Bondholders, it shall have regard to the interests of the Bondholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not be obliged to have regard to the consequences of such exercise for any individual Bondholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory;

9.1.5	Trustee not responsible for Investigations

neither the Trustee nor the U.S. Trustee shall be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, the Bonds or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof;

9.1.6	No obligation to monitor

neither the Trustee nor the U.S. Trustee shall be under any obligation to monitor the Issuer or any other person, or supervise the functions of any other person under the Bonds or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, unless notified of a breach of obligation pursuant to the terms of this Trust Deed or the Bonds, to assume that each such person is properly performing and complying with its obligations;

9.1.7	Bonds held by the Issuer

in the absence of knowledge or express notice to the contrary, the Trustee or the U.S. Trustee may assume without enquiry, that no Bonds other than Restricted Bonds are for the time being held by or for the benefit of the Issuer;

9.1.8	Forged Bonds

neither the Trustee nor the U.S. Trustee shall be liable to the Issuer or any Bondholder by reason of having accepted as valid or not having rejected any Bond as such and subsequently found it to be forged or not authentic;

9.1.9	Events of Default

neither the Trustee nor the U.S. Trustee shall be bound to give notice to any person of the execution of this Trust Deed or to take any steps to ascertain whether any Event of Default has happened and, until it shall have express notice to the contrary, the Trustee and the U.S. Trustee shall be entitled to assume that no such Event of Default has happened and that the Issuer is observing and performing all of its obligations contained in the Bonds and under this Trust Deed and no event has happened as a consequence of which any of the Bonds may become repayable;

9.1.10	Legal Opinions

neither the Trustee nor the U.S. Trustee shall be responsible to any person for falling to request, require or receive any legal opinion relating to any Bonds or for checking or commenting upon the content of any such legal opinion but shall be entitled to require any such opinion if it deems it necessary;

9.1.11	Trustee, U.S. Trustee not Responsible

neither the Trustee nor U.S. Trustee shall be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Trust Deed or any other document relating thereto and shall not be liable for any failure to obtain any rating of Bonds (where required), any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed or any other document relating thereto. In addition, neither the Trustee nor U.S. Trustee shall be responsible for the effect of the exercise of any of its powers, duties and (in the case of the Trustee and not the U.S. Trustee) discretions hereunder;

9.1.12	Freedom to Refrain

notwithstanding anything else herein contained, the Trustee and the U.S. Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any agency or any state of which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation;

9.1.13	Right to Deduct or Withhold

notwithstanding anything contained in this Trust Deed, to the extent required by any applicable law, if the Trustee or U.S. Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it hereunder or if the Trustee, or U.S. Trustee, as the case may be, is or will be otherwise charged to, or is or may become liable to, tax as a consequence of performing its duties hereunder whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Trustee, or U.S. Trustee, as the case may be, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this Trust Deed (other than in connection with its remuneration as provided for herein) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Trustee, or U.S. Trustee, as the case may be, in connection with the trusts of this Trust Deed (other than the remuneration herein specified) or otherwise, then the Trustee, or U.S. Trustee, as the case may be, shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to tax from the funds held by the Trustee, or U.S. Trustee, as the case may be, upon the trusts of this Trust Deed; and

9.1.14	Certificate of Directors

the Trustee may call for, and be at liberty to accept, a certificate signed by an authorised signatory of the Issuer, as to any fact or matter or the expediency of any act prima facie within the knowledge of the Issuer as sufficient evidence thereof and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by its failing to do so.

9.2	Trustee’s Duties and Powers

9.2.1	Duties of Trustee

If an Event of Default has occurred and is continuing, the Trustee and the U.S. Trustee, as the case may be, will exercise the rights and powers vested in it by this Trust Deed, and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

Except during the continuance of an Event of Default: (i) the Trustee and the U.S. Trustee, as the case may be, undertake(s) to perform such duties, and only such duties, as are specifically set forth in this Trust Deed, and no implied covenants or obligations will be read into this Trust Deed against the Trustee and the U.S. Trustee, as the case may be; and (ii) in the absence of bad faith on its part, the Trustee and the U.S. Trustee, as the case may be, may conclusively rely upon certificates or opinions furnished to the Trustee and the U.S. Trustee, as the case may be, and conforming to the requirements of this Trust Deed.

9.2.2	Determination of Questions

the Trustee as between itself and the Bondholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Trust Deed and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Bondholders;

9.2.3	Trustee’s Discretion

the Trustee shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretions vested in it by this Trust Deed or by operation of law have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Trustee shall not be responsible for any loss, costs, damages, expenses, liabilities or inconveniences that may result from the exercise or non-exercise thereof but, whenever the Trustee is under the provisions of this Trust Deed bound to act at the request or direction of the Bondholders, the Trustee shall nevertheless not be so bound unless first indemnified and/or prefunded and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all liabilities which it may incur by so doing;

9.2.4	Trustee’s Consent

any consent given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee may require;

9.2.5	Conversion of Currency

where it is necessary or desirable for any purpose in connection with this Trust Deed, to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or the Conditions or required by law) be converted at such rate(s) of exchange, in accordance with such method and as at such date for the determination of such rate(s) of exchange as may be agreed by the Trustee in consultation with the Issuer and any rate of exchange, method and date so specified shall be binding on the Issuer and the Bondholders. For the avoidance of doubt, this Section 9.2.5 does not apply to any conversions of currency into Euros in accordance with Condition [9.1];

9.2.6	Responsibility

neither the Trustee nor the U.S. Trustee shall be responsible for the exchange of any Global Certificate for Definitive Certificates, or the delivery of any Bond to the persons entitled to them;

9.2.7	Error of Judgment

neither the Trustee nor the U.S. Trustee shall be liable for any error of judgment made in good faith by any officer or employee of the Trustee or the U.S. Trustee, as the case may be, assigned by the Trustee or U.S. Trustee, as the case may be, to administer its corporate trust matters;

9.2.8	Agents

the Trustee and the U.S. Trustee may, in the conduct of the trusts of this Trust Deed instead of acting personally, employ and pay an agent, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee and the U.S. Trustee (including the receipt and payment of money), provided that the Trustee and the U.S. Trustee exercise reasonable care in selecting such agent and the Trustee and the U.S. Trustee shall not be responsible for any misconduct or omission on the part of any person, or any liabilities incurred by reason of any such misconduct and/or omission, appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

9.2.9	Delegation

the Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed; act by responsible officer(s) for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person(s) or fluctuating body of Persons (whether being a co-trustee or separate trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Bondholders provided the Trustee exercises reasonable care in selecting such delegate and the Trustee shall not be bound to supervise the proceedings or acts of such delegate or sub-delegate and shall not in any way or to any extent be responsible for any loss, liability, expense or damages incurred by any misconduct or default on the part of such delegate or sub-delegate;

9.2.10	Deposit of Documents

the Trustee shall be at liberty to place this Trust Deed and all deeds and other documents relating to this Trust Deed in any safe deposit, safe or other receptacle selected by the Trustee, in any part of the world, or with any bank or banking company, lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and the Trustee shall not be responsible for or required to insure against any loss incurred in connection with any such deposit and the Issuer shall pay all sums required to be paid on account of or in respect of any such deposits; and

9.2.11	Confidential Information

the Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required, subject to the Conditions, to disclose to any Bondholder confidential information or other information made available to the Trustee by the Issuer in connection with this Trust Deed and no Bondholder shall be entitled to take any action to obtain from the Trustee any such information.

9.3	Financial Matters

9.3.1	Professional Charges

Any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all proper usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust Deed and also his charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended in person by a trustee not being a banker, lawyer, broker or other professional person;

9.3.2	Expenditure by the Trustee

nothing contained in this Trust Deed shall require the Trustee or the U.S. Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, or prefunding for, such risk or liability is not reasonably assured to it; and

9.3.3	Trustee May Enter into Financial Transactions with the Issuer no Trustee and no director or officer of any corporation being a Trustee hereof shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Issuer or any person or body corporate directly or indirectly associated with the Issuer or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer or any person or body corporate directly or indirectly associated with the Issuer and neither the Trustee nor any such director or officer shall be accountable to the Bondholders, the Issuer or any person or body corporate directly or indirectly associated with the Issuer, for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit.

9.4	Trustee Liable for Negligence

9.4.1	Section 1 of the Trustee Act 2000 shall not apply to this Trust Deed.

9.4.2	The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

(i)	this paragraph does not limit the effect of Section 9.2 (Trustee’s Duties and Powers) hereof;

(ii)	the Trustee will not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii)
the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 13.4 (Certificate and Opinion as to Conditions Precedent) and Section 13.5 (Statements Required in Certificate or Opinion) hereof.

10.	COSTS AND EXPENSES

10.1	Remuneration

10.1.1	Normal Remuneration

The Issuer shall pay to the Trustee and the U.S. Trustee remuneration for their respective services as Trustee and the U.S. Trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the Trustee and the U.S. Trustee. Such remuneration shall be payable in advance on the anniversary of the date hereof in each year and the first payment shall be made on the date hereof. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Bondholders) up to and including the date when, all the Bonds have been redeemed, fully repaid or converted, provided that if upon due presentation (if required pursuant to the Conditions) of any Bond or any cheque, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

10.1.2	Extra Remuneration

In the event of the occurrence of an Event of Default or the Trustee or the U.S. Trustee considering it expedient or necessary or being requested by the Issuer or the Bondholders to undertake duties which the Trustee and the U.S. Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee and the U.S. Trustee under this Trust Deed, the Issuer shall pay to the Trustee or the U.S. Trustee, as applicable, such additional remuneration as shall be agreed between them.

10.1.3	Value Added Tax

The Issuer shall in addition pay to each of the Trustee and the U.S. Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Trust Deed. Where any party is required by the terms of this Trust Deed to reimburse or indemnify any other party for any cost or expense, such first party shall reimburse or indemnify such other party for the full amount of such cost or expense, including such part thereof as represents VAT or similar tax chargeable in respect thereof.

10.1.4	Failure to Agree

In the event of the Trustee or the U.S. Trustee and the Issuer falling to agree:

(i)	(in a case to which sub-Section 10.1.1 (Normal Remuneration) applies) upon the amount of the remuneration; or

(ii)
(in a case to which sub-Section 10.1.2 (Extra Remuneration) applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, or upon such additional remuneration;

such matters shall be determined by investment bank (acting as an expert and not as an arbitrator) selected by the Trustee or the U.S. Trustee and approved by the Issuer or, falling such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant bank being payable by the Issuer) and the determination of any such investment bank shall be final and binding upon the Trustee or the U.S. Trustee and the Issuer.

10.1.5	Expenses

The Issuer shall also pay or discharge all properly incurred costs, charges and expenses incurred by the Trustee or the U.S. Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Trust Deed, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee or the U.S. Trustee in connection with any action taken or contemplated by or on behalf of the Trustee or the U.S. Trustee, as applicable, for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Trust Deed.

10.1.6	Indemnity

The Issuer shall indemnify the Trustee (a) in respect of all liabilities and expenses incurred by it or by any Appointee or other person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by this Trust Deed and (b) against all liabilities; actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to this Trust Deed provided that it is expressly stated that Section 9.4 (Trustee Liable for Negligence) shall apply in relation to these provisions.

In no event shall the Trustee or U.S. Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

10.1.7	Payment of Amounts Due

All amounts payable pursuant to sub-Section 10.1.5 (Expenses) and 10.1.6 (Indemnity) shall be payable by the Issuer on the date specified in a demand by the Trustee or the U.S. Trustee, and in the case of payments actually made by the Trustee or the U.S. Trustee, prior to such demand shall carry interest at the rate of [•] per annum over the base rate of [•] from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Trustee or the U.S. Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee or the U.S. Trustee, as the case may be, shall carry interest at such rate from the due date thereof.

10.1.8	Discharges

Unless otherwise specifically stated in any discharge of this Trust Deed the provisions of this Section 10.1 (Remuneration) shall continue in full force and effect notwithstanding such discharge.

10.1.9	Payments

All payments to be made by the Issuer to the Trustee or the U.S. Trustee, as the case may be, under this Trust Deed shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any relevant jurisdiction or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law in that event, the Issuer shall pay such additional amounts as would have been received by it had no such withholding or deduction been required.

10.1.10	U.S. Trustee: Certain Duties and Responsibilities

(i)	Except during the continuance of an Event of Default,

(a)
the U.S. Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Trust Deed, and no implied covenants or obligations shall be read into this Trust Deed against the U.S. Trustee; and

(b)
in the absence of bad faith on its part, the U.S. Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the U.S Trustee and conforming to the requirements of this Trust Deed; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the U.S. Trustee, the U.S. Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Deed (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(ii)
In case an Event of Default has occurred and is continuing, the U.S Trustee shall exercise such of the rights and powers vested in it by this Trust Deed, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(iii)	No provision of this Trust Deed shall be construed to relieve the U.S. Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(a)	this Subsection shall not be construed to limit the effect of Subsection (i) of this Section;

(b)
the U.S. Trustee shall not be liable for any error of judgement made in good faith by a responsible officer, unless it shall be proved that the U.S. Trustee was negligent in ascertaining the pertinent facts;

(c)
the U.S. Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding Bonds of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the U.S. Trustee, or exercising any trust or power conferred upon the U.S. Trustee, under this Trust Deed with respect to the Bonds of such series; and

(d)
no provision of this Trust Deed shall require the U.S. Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it or adequate prefunding is not provided to it.

(iv)
Whether or not therein expressly so provided, every provision of this Trust Deed relating to the conduct or affecting the liability of or affording protection to the U.S. Trustee shall be subject to the provisions of this Section.

10.1.11	Certain Rights of U.S. Trustee

Subject to the provisions of Section 10.1.12:

(i)
the U.S. Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)
whenever in the administration of this Trust Deed the U.S. Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the U.S. Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;

(iii)
the U.S. Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(iv)
the U.S. Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Deed at the request or direction of any of the Bondholders pursuant to this Trust Deed, unless such Bondholders shall have offered to the U.S. Trustee security, indemnity or prefunding satisfactory to the U.S. Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(v)
the U.S. Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the U.S. Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the U.S. Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(vi)
the U.S. Trustee may execute any of its powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys and the U.S. Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(vii)
the U.S. Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Deed;

(viii)
the U.S. Trustee shall not be deemed to have notice of any Default or Event of Default unless a responsible officer of the U.S. Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the U.S. Trustee at the Corporate Trust Office of the U.S. Trustee, and such notice references the Securities and this Trust Deed;

10.1.12	Compensation and Reimbursement of U.S. Trustee

The Issuer agrees:

(i)
to pay to the U.S. Trustee from time to time such compensation as the Issuer and the U.S. Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(ii)
except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the U.S. Trustee in accordance with any provision of this Trust Deed (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be directly attributable to its negligence or willful misconduct; and

(iii)
to indemnify each of the U.S. Trustee or any predecessor trustee and their agents for, and to hold them harmless against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the U.S. Trustee), arising out of or in connection with the acceptance or administration of the its trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Issuer, or any Bondholder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or willful misconduct as determined by a final non-appealable ruling of a court of competent jurisdiction.

10.2	Stamp Duties and Taxes

The Issuer will pay all stamp duties, registration taxes, capital duties and other similar duties or taxes (if any) payable in Iceland on (a) the constitution and issue of the Bonds, (b) the initial delivery of the Bonds, (c) any action taken by the Trustee or the U.S. Trustee (or any Bondholder where permitted or required under this Trust Deed so to do) to enforce the provisions of the Bonds or this Trust Deed, (d) the execution of this Trust Deed and (e) on conversion in the limited circumstances set out in Condition [6.6]. If the Trustee (or any Bondholder where permitted under this Trust Deed so to do) shall take any proceedings against the Issuer in any other jurisdiction and if for the purpose of any such proceedings this Trust Deed or any Bonds is taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

10.3	Exchange Rate Indemnity

Where payments are to be made in cash pursuant to the Conditions or the Trust Deed:

10.3.1	Currency of Account and Payment

the Contractual Currency is the sole currency of account and payment for all sums payable by the Issuer under or in connection with this Trust Deed and the Bonds;

10.3.2	Extent of Discharge

an amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding up or dissolution of the Issuer or otherwise) by the Trustee or the U.S. Trustee or any Bondholder in respect of any sum expressed to be due to it from the Issuer will only discharge the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

10.3.3	Indemnity

if that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Bonds, the Issuer will indemnify the Trustee or the U.S. Trustee or any Bondholder against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

10.4	Indemnities Separate

The indemnities in this Section 10 constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed or the Bonds or any other judgment or order. Any such loss as referred to in sub-Section 10.3.3 (Indemnity) shall be deemed to constitute a loss suffered by the Trustee or the U.S. Trustee and the Bondholders and no proof or evidence of any actual loss shall be required by the Issuer or their liquidator or liquidators.

11.	TRUSTEES

11.1	Eligibility and Appointment of Trustees

11.1.1
The power of appointing new trustees of this Trust Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof one at least of which shall be a trust corporation. The Trustee and the U.S. Trustee will each have (or, in the case of a corporation included in a bank holding company system, the related bank holding company will have) a combined capital and surplus of at least $150,000,000, as set forth in its (or its related bank holding company’s) most recent published annual report of condition. The Trustee will also comply with TIA § 310(b). Nothing in this Trust Deed will prevent the Trustee from filing with the SEC any application referred to in the penultimate paragraph of TIA § 310(b).

11.1.2
Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Agents and the Bondholders. The Bondholders shall together have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof. The removal of any trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such removal.

11.1.3	No obligor upon the Bonds or person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as trustee upon such Trust Deed securities.

11.2	Individual Rights of Trustee; Conflicts of Interest

The Trustee or the U.S. Trustee, as the case may be, in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee or U.S. Trustee. However, if the Trustee or U.S. Trustee, as the case may be, acquires any conflicting interest (within the meaning of TIA § 310) it must eliminate the conflict within ninety (90) days or resign. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights.

11.3	Co-trustees

Notwithstanding the provisions of Section 11.1 (Eligibility and Appointment of Trustees), the Trustee may, upon giving prior notice to the Issuer but without the consent of the Issuer or the Bondholders, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

11.3.1	if the Trustee considers such appointment to be in the interests of the Bondholders;

11.3.2	for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

11.3.3	for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of this Trust Deed.

11.3.4	for the purpose of the Issuer complying with the qualification provisions of the TIA.

In the event that a co-trustee is qualified and appointed in addition to the Trustee, the rights, powers, duties, and obligations conferred or imposed upon the co-trustee shall be similarly conferred or imposed upon and exercised or performed by the Trustee, or by the Trustee and co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations shall be exercised and performed by the co-trustee or separate trustee, as the case may be; provided that the U.S. Trustee shall only have the obligations and duties as are explicitly set forth in this Trust Deed.

11.4	Attorneys

The Issuer hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a Person shall (subject always to the provisions of this Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by this Trust Deed) and such duties and obligations as shall be conferred on such Person or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such Person. Such proper remuneration as the Trustee may pay to any such Person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses incurred by the Trustee.

11.5	Replacement of Trustees

Subject to this Section 11.5, any Trustee or the U.S. Trustee for the time being of this Trust Deed may retire at any time upon giving not less than two calendar months’ notice in writing to the Issuer without assigning any reason therefor and without being responsible for any costs occasioned by such retirement.

The holders of a majority in aggregate principal amount of then outstanding Bonds may remove the Trustee or the U.S. Trustee by notifying the Trustee or the U.S. Trustee, as the case may be, in writing.

11.5.1	The Issuer may remove the Trustee or U.S. Trustee if:

(i)	the Trustee or the U.S. Trustee, as the case may be, fails to comply with Section 11.1 (Eligibility and Appointment of Trustees) hereof;

(ii)	the Trustee or the U.S. Trustee, as the case may be, is adjudged bankrupt or insolvent;

(iii)	a receiver or other public officer takes charge of the Trustee or the U.S. Trustee, as the case may be, or its property; or

(iv)	the Trustee or the U.S. Trustee, as the case may be, otherwise becomes incapable of acting.

11.5.2
Subject to Section 11.1 (Eligibility and Appointment of Trustee), if the Trustee or the U.S. Trustee, as the case may be, resigns, is removed by the Issuer or by the holders of a majority in aggregate principal amount of the Bonds then outstanding, or if a vacancy exists in the office of Trustee or the U.S. Trustee, as the case may be, for any reason (the Trustee or the U.S. Trustee, as the case may be, in such event being referred to herein as the “Retiring Trustee” or “Retiring U.S. Trustee”), the Issuer will promptly appoint a successor Trustee or the U.S. Trustee, as the case may be. The retirement of any Trustee or the U.S. Trustee, as the case may be, shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement.

11.5.3
A successor Trustee or U.S. Trustee, as the case may be, will deliver a written acceptance of its appointment to the Retiring Trustee or the Retiring U.S. Trustee, as the case may be, and to the Issuer. Thereupon, the resignation or removal of the Retiring Trustee or the Retiring U.S. Trustee, as the case may be, will become effective, and the successor Trustee or U.S. Trustee, as the case may be, will have all the rights, powers and duties of the Trustee or U.S. Trustee, as the case may be, under this Trust Deed. The successor Trustee or U.S. Trustee, as the case may be, will send a notice of its succession to Bondholders. The Retiring Trustee or the Retiring U.S. Trustee, as the case may be, will, upon payment of all of its costs and the costs of its agents and counsel, promptly transfer all property held by it as Trustee or U.S. Trustee, as the case may be to the successor Trustee or U.S. Trustee.

11.5.4
The Issuer hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Section 11.5 it shall use its reasonable endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuer does not procure the appointment of a new trustee within sixty (60) days of such notice being given by the Trustee or U.S. Trustee, as the case may be, the Trustee or U.S. Trustee may appoint a new trustee. If a successor Trustee or U.S. Trustee, as the case may be, does not take office within sixty (60) days after the Retiring Trustee or Retiring U.S. Trustee, as the case may be, resigns or is removed, the Retiring Trustee or Retiring U.S. Trustee, the Issuer or the holders of at least 10% of the aggregate principal amount of the Bonds then outstanding may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee or U.S. Trustee, as the case may be.

11.5.5
If the Trustee or U.S. Trustee, as the case may be, after written request by any Bondholder, fails to comply with Section 11.1 (Eligibility and Appointment of Trustees) hereof, such Bondholder may petition any court of competent jurisdiction for the removal of the Trustee or U.S. Trustee, as the case may be, and the appointment of a successor Trustee or U.S. Trustee, as the case may be.

11.5.6
Notwithstanding the replacement of the Trustee or U.S. Trustee, as the case may be, pursuant to this Section 11.5, the Issuer’s obligations under Section 9.1.6 (No obligation to monitor) hereof will continue for the benefit of the Retiring Trustee or the Retiring U.S. Trustee, as the case may be.

11.6	Notice of Defaults

If a Default occurs and is continuing and is actually known to a Trust Officer, the Trustee will send to each Bondholder notice of the Default within ten (10) days after such Default first occurs, or, if it is not known to the Trustee at such time, promptly (and in any event within ten (10) Business Days) after it is known to a Trust Officer.

11.7	Reports by Trustee to the Bondholders

If required by TIA § 313(a), the U.S. Trustee will, within sixty (60) days after each June 30 following the Issue Date, mail to each Bondholder (and each other Person specified in TIA § 313(c)), and file as required by TIA §313(d), a brief report dated as of such June 30 that complies with TIA § 313(a).

The U.S. Trustee will also comply with TIA § 313(b). The U.S. Trustee will simultaneously send a copy of each such report to the Issuer. The Issuer will promptly notify the Trustee and the U.S. Trustee of the listing or delisting of the Bonds on or from any stock exchange, if applicable.

11.8	Preferential Collection of Claims Against the Issuer

The U.S. Trustee will comply with TIA § 311(a), excluding any creditor relationship set forth in TIA § 311(b). A Trustee who has resigned or been removed will be subject to TIA § 311(a) to the extent set forth therein.

11.9	Collection Suit by Trustee

If an Event of Default as specified hereof occurs and is continuing, the Trustee and the U.S. Trustee, as the case may be, is authorised to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest, if any, due upon conversion of, the Bonds.

11.10	Trustee May File Proofs of Claim

The Trustee and the U.S. Trustee are authorised to file such proofs of claim and other papers or documents as may be necessary or advisable to have the claims of the Trustee and the U.S. Trustee and the Bondholders allowed in any judicial proceedings relative to the Issuer, its creditors or its property and, unless prohibited by law or applicable regulations, will be entitled to collect, receive and distribute any money or other property payable or deliverable on any such claims, and any receiver, trustee, assignee, liquidator, custodian or similar official under any U.S. Bankruptcy Law in any such judicial proceeding is hereby authorised by each Bondholder to make such payments to the Trustee or U.S. Trustee, as the case may be, and in the event that the Trustee or the U.S. Trustee consents to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and the U.S. Trustee, its agents and counsel, and any other amounts as required hereof.

To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee or the U.S. Trustee, its agents and counsel, and any other amounts due the Trustee or the U.S. Trustee hereof out of the estate in any such proceeding, will be denied for any reason, payment of the same will be secured by a lien on, and will be paid out of, any and all distributions, dividends, money, securities and other properties that the Bondholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganisation or arrangement or otherwise.

Nothing herein contained will be deemed to authorise the Trustee or the U.S. Trustee to authorise or consent to, or to accept or to adopt on behalf of any Bondholder, any plan of reorganisation, arrangement, adjustment or composition affecting the Bonds or the rights of any Bondholder, or to authorise the Trustee or the U.S. Trustee to vote in respect of the claim of any Bondholder in any such proceeding.

11.11	Powers additional

The powers conferred by this Trust Deed upon the Trustee or the U.S. Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Bonds.

11.12	Merger

Any corporation into which the Trustee, or the U.S. Trustee, as applicable, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the U.S. Trustee, as applicable, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee or the U.S. Trustee, as applicable, shall be the successor of the Trustee or U.S. Trustee, as applicable, hereunder, provided such corporation shall be otherwise qualified and eligible under this Section 11.12, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

12.	SATISFACTION AND DISCHARGE OF TRUST DEED; UNCLAIMED MONEYS

12.1	Discharge of Trust Deed

If at any time—

12.1.1
the Issuer shall have delivered to the Trustee for cancellation all Bonds theretofore authenticated appertaining thereto (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid; (ii) coupons appertaining to Bonds called for redemption and maturing after the relevant redemption date, whose surrender has been waived; and (iii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust), or

12.1.2
all the Bonds not yet delivered to the Trustee for cancellation (i) shall have become due and payable, or (ii) are by their terms to become due and payable within one year or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuer in the case of (i) or (iii) above shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any Paying, Transfer and Conversion Agent to the Issuer in accordance with Section 12.4 (Return of Unclaimed Moneys)) sufficient to pay at maturity or upon redemption all of the Bonds not therefore delivered to the Trustee for cancellation, including principal and premium, if any, to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to the Bonds, then this Trust Deed shall cease to be of further effect with respect to the Bonds, and the Trustee, on demand of and at the cost and expense of the Issuer and subject to Section 13.4 (Certificate and Opinion as to Conditions Precedent), shall execute proper instruments acknowledging satisfaction of and discharging this Trust Deed with respect to the Bonds. The Issuer agrees to reimburse the Trustee and the U.S. Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and the U.S. Trustee in connection with this Trust Deed or the Bonds.

The Issuer will deliver to the Trustee and the U.S. Trustee an Officers’ Certificate and an Opinion of Counsel which together shall state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Trust Deed have been complied with.

12.2	Deposited Moneys to be Held in Trust by Trustee

Subject to the provisions of Section 13.10 (Provisions as to Paying, Transfer and Conversion Agents), all moneys deposited with the Trustee pursuant to Section 11 (Trustees) shall be held in trust and applied by it to the payment, either directly or through any Paying, Transfer and Conversion Agent (or the Issuer acting as its own paying agent), to the Persons entitled thereto, of all sums due and to become due thereon for principal and premium, if any, for which payment of such money has been deposited with the Trustee.

12.3	Paying, Transfer and Conversion Agents to Repay Moneys Held

In connection with the satisfaction and discharge of this Trust Deed with respect to the Bonds, all moneys with respect to the Bonds then held by any Paying, Transfer and Conversion Agent under the provisions of this Trust Deed shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying, Transfer and Conversion Agent shall be released from all further liability with respect to such moneys.

12.4	Return of Unclaimed Moneys

Any moneys deposited with or paid to the Trustee or any Paying, Transfer and Conversion Agent for the payment of the principal of and premium, if any, on the Bonds and not applied but remaining unclaimed for two (2) years after the date upon which such principal and premium, if any, shall have become due and payable, shall be repaid to the Issuer by the Trustee or such Paying, Transfer and Conversion Agent on demand, and the holder of such Bonds shall thereafter, as an unsecured general creditor, look only to the Issuer for any payment which such holder may be entitled to collect and all liability of the Trustee or any Paying, Transfer and Conversion Agent with respect to such moneys shall thereupon cease.

13.	MISCELLANEOUS

13.1	Addresses for Notices

All notices and other communications hereunder shall be made in writing and in English (by letter or fax), shall be posted to a dedicated web-site maintained by the Issuer for the benefit of Bondholders generally and shall be sent as follows:

13.1.1	LBI hf.

Address:	Álfheimar 74, 104 Reykjavík, Republic of Iceland

Fax:	[•]

Attention:	[•]

13.1.2	Trustee

Address:	[•]

Fax:	[•]

Attention:	[•]

13.1.3	U.S. Trustee

Address:	[•]

Fax:	[•]

Attention:	[•]

or to such other address or on such other fax number or for the attention of such other Person or department of which notice in writing has been given to the parties hereto in accordance with the provisions of this Section 13.1.

13.2	Effectiveness of Notices

Every notice or other communication sent in accordance with Section 13.1 (Addresses for Notices) shall, if sent by letter, be deemed to have been delivered seven days after the time of despatch and if sent by fax it shall be deemed to have been delivered at the time of despatch provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

13.3	Communications by Bondholders with Other Bondholders

Bondholders may communicate pursuant to TIA § 312(b) with other Bondholders with respect to their rights under this Trust Deed or the Bonds. The Issuer, the Trustee, the U.S. Trustee and all other Persons thereby permitted will have the protection of TIA § 312(c).

13.4	Certificate and Opinion as to Conditions Precedent

Upon any request or application by the Issuer to the Trustee or the U.S. Trustee to take any action under this Trust Deed other than the authentication of the initial Bond and any physical note on the Issue Date, the Issuer will furnish to the Trustee or the U.S. Trustee, as the case may be:

13.4.1
an Officers’ Certificate stating that, in the judgment or opinion of the signers, all conditions precedent, if any, provided for in this Trust Deed relating to the proposed action have been complied with; and

13.4.2
an Opinion of Counsel stating that, in the judgment or opinion of such counsel, all such conditions precedent relating to the proposed action (to the extent of legal conclusions and subject to reasonable assumptions and exclusions) have been complied with.

13.5	Statements Required in Certificate or Opinion

Each Officers’ Certificate or Opinion of Counsel with respect to compliance with a covenant or Condition (hereof) provided for in this Trust Deed will include:

13.5.1	a statement that each Person making such Officers’ Certificate or Opinion of Counsel has read such covenant or Condition;

13.5.2
a brief statement as to the nature and scope of the examination or investigation upon which the statements, judgments or opinions contained in such Officers’ Certificate or Opinion of Counsel are based;

13.5.3
a statement that, in the judgment or opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed judgment or opinion to whether or not such covenant or Condition has been complied with; and

13.5.4	a statement that, in the judgment or opinion of such Person, such covenant or Condition has been complied with.

13.6	Control by Majority of Bondholders

Pursuant to § 316(a)(1) of the TIA, the rights and obligations under § 316(a)(1)(A) are hereby expressly excluded from this Trust Deed.

13.7	Waiver of Past Defaults

Pursuant to § 316(a)(1) of the TIA, the rights and obligations under § 316(a)(1)(B) are hereby expressly excluded from this Trust Deed.

13.8	Rules by Trustee

The Trustee may make reasonable rules for action by, or a meeting of, Bondholders.

13.9	Undertaking for Costs

In any suit for the enforcement of any right or remedy under this Trust Deed or in any suit against the Trustee or U.S. Trustee, as the case may be, for any action taken or omitted by it as Trustee or U.S. Trustee, as the case may be, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defences made by the party litigant. This Section 13.9 does not apply to a suit by the Trustee or U.S. Trustee, as the case may be or a suit by holders of more than 10% in aggregate principal amount of the then outstanding Bonds.

13.10	Provisions as to Paying, Transfer and Conversion Agents

13.10.1
Each Paying, Transfer and Conversion Agent appointed by the Issuer, including the Principal, Paying, Transfer and Conversion Agent, other than the Trustee or the U.S. Trustee with respect to the Bonds shall, upon the request of the Issuer, execute and deliver to the Trustee, an instrument in which such Paying, Transfer and Conversion Agent shall agree with the Trustee and the U.S. Trustee, subject to the provisions of this Section 13.10:

(i)
that it will hold sums held by it as such Paying, Transfer and Conversion Agent for the payment of the principal of and premium, if any, on the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee of the receipt of sums to be so held;

(ii)	that it will give the Trustee, notice of any failure by the Issuer to make any payment of the principal of or premium, if any, on the Bonds when the same shall be due and payable; and

(iii)
that at any time when any such failure has occurred and is continuing, it will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying, Transfer and Conversion Agent.

13.10.2
If the Issuer acts as its own paying agent, it will, on or before each due date of the principal of and premium, if any, on the Bonds, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal and premium, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee, of any failure to take such action.

13.10.3
Whenever the Issuer shall have one or more Paying, Transfer and Conversion Agents with respect to the Bonds, it will, on or prior to each due date of the principal of and premium, if any, on the Bonds, deposit with a Paying, Transfer and Conversion Agent a sum sufficient to pay the principal and premium, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or premium, and (unless such Paying, Transfer and Conversion Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

13.10.4
Anything in this Section 13.10 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining the satisfaction and discharge of this Trust Deed with respect to the Bonds, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for the Bonds by it or any Paying, Transfer and Conversion Agent hereunder as required by this Section 13.10, such sums to be held by the Trustee upon the trusts herein contained, and upon such payment by any Paying, Transfer and Conversion Agent to the Trustee, such Paying, Transfer and Conversion Agent shall be released from all further liability with respect to such money.

13.10.5
Anything in this Section 13.10 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 13.10 is subject to the provisions of Sections 12.3 (Paying, Transfer and Conversion Agents to Repay Moneys Held) and 12.4 (Return of Unclaimed Moneys).

13.11	Acts of Bondholders

Any request, demand, authorisation, direction, notice, consent, waiver or other action provided by this Trust Deed to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee or the U.S. Trustee, as the case may be, and (to the extent required herein) to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Trust Deed and conclusive in favour of the Trustee and the U.S. Trustee and the Issuer, if made in the manner provided in this Section 13.11.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorised by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit will also constitute sufficient proof of such signer’s authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee or the U.S. Trustee, as the case may be, deems sufficient.

Any request, demand, authorisation, direction, notice, consent, waiver or other Act of the Bondholder of any Bond will bind every future Bondholder of the same Bond and the Bondholder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the U.S. Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

If the Issuer will solicit from the Bondholders any request, demand, authorisation, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by or pursuant to a resolution by its Board of Directors, fix in advance a record date for the determination of Bondholders entitled to give such request, demand, authorisation, direction, notice, consent, waiver or other Act, but the Issuer will have no obligation to do so. If such a record date is fixed, such request, demand, authorisation, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the holders of record at the Close of Business on such record date will be deemed to be holders for the purposes of determining whether Bondholders of the requisite proportion of outstanding Bonds have authorised or agreed or consented to such request, demand, authorisation, direction, notice, consent, waiver or other Act, and, for that purpose, the outstanding Bonds will be computed as of such record date; provided that no such authorisation, agreement or consent by the Bondholders on such record date will be deemed effective unless it will become effective pursuant to the provisions of this Trust Deed not later than six (6) months after the record date.

14.	LAW AND JURISDICTION

14.1	Governing Law

This Trust Deed and any non-contractual obligations arising out of, or in connection with them, are governed by and shall be construed in accordance with English law, provided that the U.S. Trustee’s rights, duties and obligations under this Trust Deed shall be governed by New York law.

14.2	Jurisdiction

The Issuer agrees for the benefit of the Trustee and the Bondholders, that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any dispute, which may arise out of or in connection with this Trust Deed (respectively, “Proceedings” and “Disputes”) or the Bonds and for such purposes, irrevocably submits to the jurisdiction of such courts; provided that, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or Disputes involving the U.S. Trustee’s rights, duties and obligations under this Trust Deed.

14.3	Appropriate Forum

The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum. The Issuer irrevocably waives any objection which it might now or hereafter have to any New York or federal court being nominated as the forum to hear and determine any Proceedings or Disputes and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

14.4	Process Agent

The Issuer agrees that the process by which any Proceedings in England are begun may be served on it by being delivered to MoFo Notices Limited, at its registered office in England for the time being, currently CityPoint, One Ropemaker Street, London EC2Y 9AW, or at any other address for the time being at which process may be served on such Person in accordance with Part 37 of the Companies Act 2006 (as modified or re-enacted from time to time). Nothing herein shall affect the right of the Trustee to serve process in any other manner permitted by law.

14.5	Severability

In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

14.6	Contracts (Rights of Third Parties) Act 1999

Other than the Bondholders, no Person shall have any right to enforce any provision of this Trust Deed under the Contracts (Rights of Third Parties) Act 1999. The Bondholders shall be entitled to enforce any terms of this Trust Deed pursuant to which they receive any benefit.

14.7	TIA Controls

If any provision of this Trust Deed limits, qualifies or conflicts with another provision that is required to be included in this Trust Deed by the TIA, then the required provision of the TIA will control.

14.8	Counterparts

This Trust Deed may be executed in any number of counterparts, each of which shall be deemed an original.

14.9	Force Majeure

In no event shall the Trustee or U.S. Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee or U.S. Trustee, as the case may be, shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

14.10	Calculations

Except as explicitly stated herein, the Issuer shall be responsible for making all calculations required pursuant to this Trust Deed and the Bonds, including, without limitation, calculations with respect to determinations of the conversion price and conversion rate applicable to the Bonds. The Issuer shall make all such calculations in good faith and, absent manifest error, the Issuer’s calculations shall be binding on the Bondholders. The Issuer shall provide a written schedule of such calculations to the Trustee, and the Trustee shall be entitled to conclusively rely upon the accuracy of the Issuer’s calculations without responsibility for independent verification thereof.

14.11	USA PATRIOT Act of 2001

The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act of 2001 (the “USA PATRIOT Act”), the Trustee and the U.S. Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, are required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee or the U.S. Trustee. The parties to this Trust Deed further agree that they will provide the Trustee and the U.S. Trustee with such information as they may request in order for the Trustee and the U.S. Trustee to satisfy the requirements under the USA PATRIOT Act.

IN WITNESS WHEREOF, the undersigned have executed this Trust Deed and delivered it on the day and year first written above.

LBI h.f.

By:
Name:
Title:

Wilmington Trust (London) Limited as Trustee

By:
Name:
Title:

Wilmington Trust National Association as U.S. Trustee

By:
Name:
Title:

[Signature Page to Trust Deed]

Schedule 1
[Form of U.S. Global Certificate]

FORM OF U.S. GLOBAL CERTIFICATE

LBI hf.

(in winding up proceedings in Iceland)

U.S. GLOBAL CERTIFICATE REPRESENTING
€[__] CONVERTIBLE BONDS DUE 2035

THIS BOND HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER SECURITIES LAWS.  THE HOLDER HEREOF, IF AN AFFILIATE (AS DEFINED UNDER THE U.S. SECURITIES ACT) OF THE ISSUER, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF U.S. UNDER THE U.S. SECURITIES ACT, (3) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE U.S. SECURITIES ACT ACQUIRING THE BONDS FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF SUCH ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE HOLDER HEREOF, IF AN AFFILIATE OF THE ISSUER REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

This Bond is a “U.S. Global Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI hf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer and [___] (as “Trustee”) dated [_____] 2015 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This U.S. Global Certificate certifies that [_____] (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition [3.1]) as the holder(s) of Bonds in the principal amount of [€[_____]].

The Bonds represented by this certificate are convertible into newly-issued ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This U.S. Global Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition [3] (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this U.S. Global Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this U.S. Global Certificate.

Exchange for Definitive Certificates

Interests in this U.S. Global Certificate will be exchangeable (free of charge), in whole but not in part, for Definitive Certificates only upon the occurrence of an “Exchange Event”. For these purposes, Exchange Event means (i) an Event of Default has occurred and is continuing, (ii) if such Bonds are held for the account of a Clearing System and if the Issuer has been notified that such Clearing System has been closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise) or (iii) the Issuer, after giving notice to the Trustee, elects to issue the Bonds in definitive form.

Authentication

This U.S. Global Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this U.S. Global Certificate but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This U.S. Global Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition [6] of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this U.S. Global Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the U.S. Global Certificate (including any dispute relating to any non- contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of each holder of the U.S. Global Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or Disputes involving the U.S. Trustee’s rights, duties and obligations under the Trust Deed.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this U.S. Global Certificate to be signed on its behalf.

LBI hf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This U.S. Global Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)

[Insert Endorsement Schedule]

Schedule 2
[Form of Non-U.S. Global Certificate]

FORM OF NON-U.S. GLOBAL CERTIFICATE

LBI hf.

(in winding up proceedings in Iceland)

NON-U.S. GLOBAL CERTIFICATE REPRESENTING
€[__] CONVERTIBLE BONDS DUE 2035

THE BONDS EVIDENCED HEREBY (THE “BONDS”) HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THE BONDS OR ANY BENEFICIAL INTEREST THEREIN, AGREES FOR THE BENEFIT OF LBI HF. THAT THE BONDS MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, UNLESS SUCH BONDS ARE REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

This Bond is a “Non-U.S. Global Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI hf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer and [___] (as “Trustee”) dated [_____] 2015 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This Non-U.S. Global Certificate certifies that [_____] (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition [3.1]) as the holder(s) of Bonds in the principal amount of [€[_____]].

The Bonds represented by this certificate are convertible into newly-issued ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This Non-U.S. Global Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition [3] (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this Non-U.S. Global Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this Non-U.S. Global Certificate.

Exchange for Definitive Certificates

Interests in this Non-U.S. Global Certificate will be exchangeable (free of charge), in whole but not in part, for Definitive Certificates only upon the occurrence of an “Exchange Event”. For these purposes, Exchange Event means (i) an Event of Default has occurred and is continuing, (ii) if such Bonds are held for the account of a Clearing System and if the Issuer has been notified that such Clearing System has been closed for business for a continuous period of 14 calendar days (other than by reason of holiday, statutory or otherwise) or (iii) the Issuer, after giving notice to the Trustee, elects to issue the Bonds in definitive form.

Authentication

This Non-U.S. Global Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this Non-U.S. Global Certificate but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This Non-U.S. Global Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition [6] of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Non-U.S. Global Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the Non-U.S. Global Certificate (including any dispute relating to any non- contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of each holder of the Non-U.S. Global Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or Disputes involving the U.S. Trustee’s rights, duties and obligations under the Trust Deed.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this Non-U.S. Global Certificate to be signed on its behalf.

LBI hf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This Non-U.S. Global Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)

[Insert Endorsement Schedule]

Schedule 3
[Form of U.S. Definitive Certificate]

FORM OF U.S. DEFINITIVE CERTIFICATE

LBI hf.

(in winding up proceedings in Iceland)

U.S. DEFINITIVE CERTIFICATE
€[ ] CONVERTIBLE BONDS DUE 2035

Principal Amount	CUSIP/CINS	Certificate Number
[ ]	[ ]	[ ]

THIS BOND HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER SECURITIES LAWS.  THE HOLDER HEREOF, IF AN AFFILIATE (AS DEFINED UNDER THE U.S. SECURITIES ACT) OF LBI HF. (THE “ISSUER”), AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (3) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE U.S. SECURITIES ACT ACQUIRING THE BONDS FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF SUCH ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 UNDER THE U.S. SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION.  THE HOLDER HEREOF, IF AN AFFILIATE OF THE ISSUER REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

This Bond is a “U.S. Definitive Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI hf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer and [___] (as “Trustee”) dated [_____] 2015 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This U.S. Definitive Certificate certifies that [_____] (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition [3.1]) as the holder(s) of [principal amount] Bonds.

The Bonds represented by this certificate are convertible into newly-issued ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This U.S. Definitive Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition [3] (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this U.S. Definitive Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this U.S. Definitive Certificate.

Authentication

This U.S. Definitive Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this U.S. Definitive Certificate but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This U.S. Definitive Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition [6] of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this U.S. Definitive Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the U.S. Definitive Certificate (including any dispute relating to any non- contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of each holder of the U.S. Definitive Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or Disputes involving the U.S. Trustee’s rights, duties and obligations under the Trust Deed.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this U.S. Definitive Certificate to be signed on its behalf.

LBI hf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This U.S. Definitive Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)

Schedule 4
[Form of Non-U.S. Definitive Certificate]

FORM OF NON-U.S. DEFINITIVE CERTIFICATE

LBI hf.

(in winding up proceedings in Iceland)

NON-U.S. DEFINITIVE CERTIFICATE
€[ ] CONVERTIBLE BONDS DUE 2035

Principal Amount	ISIN/Common Code	Certificate Number
[ ]	[ ]	[ ]

THE BONDS EVIDENCED HEREBY (THE “BONDS”) HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE HOLDER HEREOF, BY PURCHASING THE BONDS OR ANY BENEFICIAL INTEREST THEREIN, AGREES FOR THE BENEFIT OF LBI HF. THAT THE BONDS MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, UNLESS SUCH BONDS ARE REGISTERED UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

This Bond is a “Non-U.S. Definitive Certificate” in respect of a duly authorised issue of bonds as specified in the title (the “Bonds”) of LBI hf. (the “Issuer”) and is constituted pursuant to a trust deed (as amended or supplemented from time to time) between the Issuer and [___] (as “Trustee”) dated [_____] 2015 (the “Trust Deed”). The Bonds are subject to and have the benefit of that Trust Deed and the terms and conditions (the “Conditions”) set out on the reverse hereof.

This Non-U.S. Definitive Certificate certifies that [_____] (the “Registered Holder”) is, at the date hereof, entered in the Register (as defined in Condition [3.1]) as the holder(s) of [principal amount] Bonds.

The Bonds represented by this certificate are convertible into newly-issued ordinary shares in the Issuer subject to and in accordance with the Conditions and the Trust Deed.

This Non-U.S. Definitive Certificate is evidence of entitlement only. Title to registered Bonds passes only on due registration in the Register and only the duly Registered Holder is entitled to payments in respect of this Bond. The Bonds are only transferable by registration to the extent permitted by Condition [3] (Registration and Transfer of Bonds).

Promise to pay

The Issuer, for value received, promises to pay to the Registered Holder(s) of the Bonds represented by this Non-U.S. Definitive Certificate, such payments of principal as may be payable in accordance with the Conditions attached to this Non-U.S. Definitive Certificate.

Authentication

This Non-U.S. Definitive Certificate shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Registrar.

Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of this Non-U.S. Definitive Certificate but this does not affect any right or remedy of any person which exists or is available apart from that Act.

Governing Law

This Non-U.S. Definitive Certificate and any non-contractual obligations arising out of, or in connection with it (except for Condition [6] of the Conditions and any non-contractual obligations arising out of or in connection therewith, which is governed by, and shall be construed in accordance with, Icelandic law), shall be governed by, and construed in accordance with, English law.

Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Non-U.S. Definitive Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the Non-U.S. Definitive Certificate (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (“Proceedings”) may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of each holder of the Non-U.S. Definitive Certificate and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

Notwithstanding anything above to contrary, the Issuer, for the benefit of the U.S. Trustee and Bondholders, hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in the State and City of New York, County and Borough of Manhattan, and any appellate court from any thereof, in any Proceedings or Disputes involving the U.S. Trustee’s rights, duties and obligations under the Trust Deed.

Terms defined in the Trust Deed shall have the same meanings where used herein.

[Signature page overleaf]

In witness whereof, the Issuer has caused this Non-U.S. Definitive Certificate to be signed on its behalf.

LBI hf.

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

CERTIFICATE OF AUTHENTICATION

This Non-U.S. Definitive Certificate is authenticated without recourse, warranty or liability by or on behalf of the Registrar.

[INSERT NAME OF REGISTRAR]
as Registrar

By…………………………………………………………

Full Name…………………………………………………

Title………………………………………………………..

Authorised Signatory (for the purpose of authentication only)